NUVEEN GROWTH ALLOCATION FUND

NUVEEN MODERATE ALLOCATION FUND

NUVEEN CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED MARCH 1, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

Effective March 1, 2010, Thomas M. Richards is no longer a portfolio manager of the funds. John C. Simmons remains the portfolio manager of the funds. There have been no changes in the funds’ investment objectives or policies.

The section in each fund’s summary prospectus entitled “Management—Portfolio Managers” is hereby replaced in its entirety with the following:

Portfolio Manager

John C. Simmons, CFA, serves as the portfolio manager of the fund. Mr. Simmons, Managing Director at NIS, has managed the fund since 2009.

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLO-0310P